UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2020

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(617) 425-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	CRAI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CFO Appointment

On March 17, 2020, CRA International, Inc. (the “Company”) appointed Daniel Mahoney as the Company’s Executive Vice President, Chief Financial Officer and Treasurer, effective on the date he commences his employment with the Company on or about March 30, 2020 (the “Commencement Date”). In such capacity, Mr. Mahoney will serve as the Company’s principal financial officer. In connection with this appointment, Mr. Mahoney entered into the Offer Letter and an Executive Officer Severance Agreement, as further described below.

Mr. Mahoney, 40, was employed by BrightSphere Investment Group Inc., a publicly traded diversified, global asset management company, from July 2014 to March 2020, most recently as Senior Vice President, Head of Finance since March 2018 and, prior to that, as Senior Vice President, Controller and Chief Accounting Officer from March 2017 to March 2018, and Vice President, Controller and Chief Accounting Officer from July 2014 to March 2017. Prior to BrightSphere, Mr. Mahoney was Chief Accounting Officer at State Street Global Advisors (SSgA), the asset management division of State Street Corporation, where he was responsible for accounting and control processes for SSgA. Prior to SSgA, Mr. Mahoney established a strong public accounting background during his 11-year tenure at PricewaterhouseCoopers, LLP. He holds a B.A. from Tufts University, as well as a CPA professional certification.

Mr. Mahoney and the Company have entered into a written Offer Letter dated as of March 17, 2020 (the “Offer Letter”), pursuant to which Mr. Mahoney will commence his position as Executive Vice President, Chief Financial Officer and Treasurer of the Company as of the Commencement Date. Pursuant to the Offer Letter, Mr. Mahoney will receive an annual base salary of $400,000. He will also be eligible for a target cash bonus for fiscal 2020 of $275,000 with a maximum payout of $467,500 allocated between 50% corporate performance related to the Company based on Performance Compensation EBITDA (as defined below) and 50% based on individual performance objectives. Mr. Mahoney is also eligible for an award under the Company’s long-term incentive plan with a target value of $250,000. Subject to the approval of the Compensation Committee of the Company’s Board of Directors, Mr. Mahoney will be granted an equity award of restricted stock units under the Company’s 2006 Equity Incentive Plan in the amount of $400,000, subject to vesting in four equal annual installments as follows: 25% on the first anniversary of the grant date; 25% on the second anniversary of the grant date; 25% on the third anniversary of the grant date; and 25% on the fourth anniversary of the grant date, provided that he remains employed by the Company on each such vesting date. Mr. Mahoney will be an at-will employee of the Company.

There are no family relationships between Mr. Mahoney and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K. There are no related party transactions involving the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K related to Mr. Mahoney.

The foregoing is a summary description of the terms and conditions of the Offer Letter and is qualified in its entirety by reference to the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the Company’s appointment of Mr. Mahoney as its new Executive Vice President, Chief Financial Officer and Treasurer, effective upon the Commencement Date, Chad M. Holmes has been appointed Executive Vice President and Chief Corporate Development Officer and has resigned from his positions as the Company’s Chief Financial Officer and Treasurer as of the Commencement Date.

CEO Severance Agreement

On March 17, 2020, the Company entered into a severance agreement with the Company’s President and Chief Executive Officer, Paul Maleh (the “CEO Severance Agreement”). As Mr. Maleh’s employment is on an “at-will” basis, the Company or Mr. Maleh may terminate his employment at any time, with or without Cause (as defined in the CEO Severance Agreement). Upon Mr. Maleh’s termination of employment for any reason, Mr. Maleh will be entitled to receive a lump sum payment equal to the sum of his earned but unpaid base salary through his termination date plus his accrued but unused vacation days through his termination date, and any other benefits or rights that Mr. Maleh has accrued or earned through his termination date in accordance with the terms of the applicable employee benefit plans and programs of the Company (the “Accrued Obligations”).

In addition, if Mr. Maleh’s employment with the Company is terminated by the Company without Cause or by Mr. Maleh for Good Reason (each as defined in the CEO Severance Agreement), then in addition to the Accrued Obligations, Mr. Maleh will receive the following, subject to his execution of a release of the Company: (i) cash in an amount equal to the sum of (x) 2.0 times the sum of Mr. Maleh’s annual base salary and target bonus and (y) a pro-rata target annual cash bonus for the portion of the then-current year and (ii) 12 months continued cash payments for COBRA and the employer contribution for group term life insurance, which amount shall be paid in accordance with the Company’s payroll practices over a period of 12 months commencing no more than 60 days following Mr. Maleh’s termination date. In addition, the vesting of any unvested time-based equity awards held by Mr. Maleh will be fully accelerated. The vesting of any performance-based awards held by Mr. Maleh shall remain outstanding through the applicable performance period and, at the end of the applicable performance period, the performance-based award shall vest and be settled based on the actual performance during the performance period (with (1) any time-based vesting that may be applicable in addition to the performance-based vesting treated as fully satisfied upon the expiration of the performance period and (2) any individual performance metrics applicable to Mr. Maleh deemed achieved at the target level of performance); and any portion of such performance-based award that does not vest based on actual performance during the performance period shall be immediately forfeited and cancelled by the Company.

If Mr. Maleh’s employment with the Company is terminated by the Company without Cause or by Mr. Maleh for Good Reason (as defined in the CEO Severance Agreement) within 12 months of a Change in Control (as defined in the CEO Severance Agreement), then in addition to the Accrued Obligations, Mr. Maleh will receive the following, subject to his execution of a release of the Company: (i) a lump sum cash payment equal to the sum of (x) 2.5 times the sum of Mr. Maleh’s annual base salary and target bonus and (y) a pro-rata target annual cash bonus for the portion of the then-current year and (iii) a lump cash payment equal to 12 months of COBRA and employer contribution for group term life insurance. In addition, solely in respect of equity awards not assumed in a Change of Control, any unvested time-based equity awards held by Mr. Maleh will be fully accelerated and performance- based equity awards shall be vested and settled at the end of the performance period based on actual achieved of the performance goal during the period on a pro rata basis pro rata adjusted for portion of the performance period.

Upon Death, Disability or Retirement (each as defined in the CEO Severance Agreement), the vesting of any unvested time-based equity awards held by Mr. Maleh will be fully accelerated, and any performance-based awards held by Mr. Maleh shall remain outstanding through the applicable performance period and shall be vested and settled at the end of the performance period based on actual achievement of the performance goal with time-based vesting treated as fully satisfied at end of performance period and any individual performance metrics deemed achieved at the target level.

The CEO Severance Agreement also includes non-compete and employment non-solicitation covenants for 12 months post-termination of employment.

The foregoing description of the CEO Severance Agreement is not complete and is qualified in its entirety by reference to the full text of the CEO Severance Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Executive Officer Severance Agreements

On March 17, 2020, the Company also entered into severance agreements (each an “Executive Officer Severance Agreement”) with Chad M. Holmes, Jonathan Yellin and Daniel Mahoney (each an “Executive Officer”). Capitalized terms used but not defined in this section have the meaning ascribed to them in their respective Executive Officer Severance Agreement. As each Executive Officer’s employment is on an “at-will” basis, the Company or the Executive Officer may terminate his employment at any time, with or without Cause. Upon an Executive Officer’s termination of employment for any reason, the Executive Officer will be entitled to receive Accrued Obligations.

In addition, if the Executive Officer’s employment with the Company is terminated by the Company without Cause or by the Executive Officer for Good Reason, then in addition to the Accrued Obligations, the Executive Officer will receive the following, subject to his execution of a release of the Company: (i) cash in an amount equal to the sum of (x) 1.0 times the sum of the Executive Officer’s annual base salary and target bonus and (y) a pro-rata target annual cash bonus for the portion of the then-current year and (ii) 12 months continued cash payments for COBRA and the employer contribution for group term life insurance, which amount shall be paid in accordance with the Company’s payroll practices over a period of 12 months commencing no more than 60 days following the Executive Officer’s termination date. In addition, the vesting of any unvested time-based equity awards held by the Executive Officer will be fully accelerated. The vesting of any performance-based awards held by Executive Officer shall remain outstanding through the applicable performance period and, at the end of the applicable performance period, the performance-based award shall vest and be settled based on the actual performance during the performance period (with (1) any time-based vesting that may be applicable in addition to the performance-based vesting treated as fully satisfied upon the expiration of the performance period and (2) any individual performance metrics applicable to the Executive Officer deemed achieved at the target level of performance); and any portion of such performance-based award that does not vest based on actual performance during the performance period shall be immediately forfeited and cancelled by the Company.

If the Executive Officer’s employment with the Company is terminated by the Company without Cause or by the Executive Officer for Good Reason within 12 months of a Change in Control, then in addition to the Accrued Obligations, the Executive Officer will receive the following, subject to his execution of a release of the Company: (i) a lump sum cash payment equal to the sum of (x) 1.5 times the sum of the Executive Officer’s annual base salary and target bonus and (y) a pro-rata target annual cash bonus for the portion of the then-current year and (iii) a lump cash payment equal to 12 months of COBRA and employer contribution for group term life insurance. In addition, solely in respect of equity awards not assumed in a Change of Control, any unvested time-based equity awards held by the Executive Officer will be fully accelerated and performance based equity awards shall be vested and settled at the end of the performance period based on actual achieved of the performance goal during the period on a pro rata basis pro rata adjusted for portion of the performance period.

Upon Death, Disability or Retirement, the vesting of any unvested time-based equity awards held by the Executive Officer will be fully accelerated, and any performance-based awards held by the Executive Officer shall remain outstanding through the applicable performance period and shall be vested and settled at the end of the performance period based on actual achievement of the performance goal with time-based vesting treated as fully satisfied at end of performance period and any individual performance metrics deemed achieved at the target level.

The Executive Officer Severance Agreement also includes non-compete and employment non-solicitation covenants for 12 months post-termination of employment.

The foregoing description of the Executive Officer Severance Agreements is not complete and is qualified in its entirety by reference to the full text of the Executive Officer Severance Agreements, which are attached hereto as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 and incorporated herein by reference.

Fiscal 2020 Executive Officer Compensation Matters

On March 17, 2020, the Compensation Committee of the Company’s Board of Directors set the performance criteria and goals for, and the target and maximum amounts payable under, performance awards granted to the Company’s executive officers for fiscal 2020, including Mr. Mahoney, under our cash incentive plan. These performance awards are payable in cash and only to the extent certain performance goals specified by our compensation committee are achieved in fiscal 2020.

For our President and Chief Executive Officer and each Executive Officer, the target amounts payable under these performance awards are tied to the achievement of performance goals related to our fiscal 2020 non-GAAP net revenue and “Performance Compensation EBITDA” (as further described below), and to the executive officer’s individual performance, as follows:

Executive Officer	Non-GAAP Net Revenue	Performance Compensation EBITDA	Individual Performance
Mr. Maleh	35%	35%	30%
Mr. Holmes	25%	25%	50%
Mr. Yellin	15%	15%	70%
Mr. Mahoney	25%	25%	50%

For purposes of these performance awards, our Performance Compensation EBITDA will be calculated from EBITDA by excluding share-based compensation, amortization of forgivable loans, and other (income) expense, net. Our non-GAAP net revenue and Performance Compensation EBITDA will exclude the impact of any acquisition, any discontinued operations, any extraordinary or special items approved by our compensation committee, and any other items that would have resulted in non-GAAP adjustments to the financial results as reported in our earnings releases consistent with our practice prior to fiscal 2020.

The target and maximum amounts payable to our executive officers under these performance awards are set forth below, and these awards remain subject to the discretion of our compensation committee to reduce or eliminate the amount actually paid under the award, regardless of the actual performance achieved.

Executive Officer	Target	Maximum
Mr. Maleh	$1,000,000	$1,820,000
Mr. Holmes	$350,000	$595,000
Mr. Yellin	$300,000	$474,000
Mr. Mahoney	$275,000	$467,500

In addition, on March 17, 2020, our compensation committee determined the annual base salaries of, and the target value for awards to be granted under our long-term incentive plan (LTIP) to, our executive officers in fiscal 2020:

Executive Officer	Base Salary	Target LTIP Award Value
Mr. Maleh	$850,000	$1,500,000
Mr. Holmes	$425,000	$350,000
Mr. Yellin	$425,000	$275,000
Mr. Mahoney	$400,000	$250,000

Our compensation committee retains the discretion to decide the actual value, timing and terms of these LTIP awards.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing Mr. Mahoney’s appointment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Title

10.1	Offer Letter between CRA International, Inc. and Daniel Mahoney effective March 17, 2020.

10.2	Severance Agreement between CRA International, Inc. and Paul A. Maleh dated March 17, 2020.

10.3	Severance Agreement between CRA International, Inc. and Chad M. Holmes dated 17, 2020.

10.4	Severance Agreement between CRA International, Inc. and Jonathan Yellin dated 17, 2020.

10.5	Severance Agreement between CRA International, Inc. and Daniel Mahoney dated March 17, 2020.

99.1	Press release announcing the appointment of Daniel Mahoney as Chief Financial Officer, dated March 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: March 19, 2020	By:	/s/ Chad M. Holmes
Chad M. Holmes
Chief Financial Officer, Executive Vice President and Treasurer